UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT  REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2012

TETRA TECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19655	95-4148514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3475 East Foothill Boulevard, Pasadena, California  91107

(Address of principal executive office and zip code)

(626) 351-4664

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On November 7, 2012, Tetra Tech, Inc. (the “Registrant”) reported its results of operations for its fourth quarter and fiscal year ended September 30, 2012.  A copy of the press release issued by the Registrant concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            Retirement.

Effective November 5, 2012, Douglas G. Smith retired from his role as Executive Vice President and President of the Engineering and Architecture Services (“EAS”) segment of the Registrant.  In the fourth quarter of fiscal 2012, the Registrant initiated a reorganization of its operations, including the consolidation and realignment of certain operating activities to achieve efficiencies in its segment management.  This reorganization included the elimination of the EAS segment, and the re-assignment of its operations to the Engineering and Consulting Services and Technical Support Services segments, effective at the beginning of fiscal 2013.

(c)            Appointments.

On November 5, 2012, the Registrant’s Board of Directors (the “Board”) named Brian N. Carter as an executive officer with the title of Senior Vice President, Corporate Controller and Chief Accounting Officer.

Mr. Carter, age 45, served as the Registrant’s Vice President, Corporate Controller and Chief Accounting Officer since July 18, 2011.  From September 2009 to June 2011, Mr. Carter served as the Vice President of Finance and Administration for Wedbush, Inc., a privately held financial services holding company.  He was Vice President, Financial Planning and Analysis, for AECOM Technology Corporation during 2008 and 2009.  He was Executive Vice President, Financial Planning & Analysis and Management Accounting for IndyMac Bancorp, Inc. from 2002 to 2008, and he previously held finance and auditing positions with Huntington Bancshares, Inc., Nationwide Financial Services, Inc., and Ernst & Young LLP.  Mr. Carter holds a B.S. in Business Administration from Miami University and is a Certified Public Accountant.

The Board’s Compensation Committee did not change Mr. Carter’s compensation in connection with his promotion.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits

99.1                    Press Release, dated November 7, 2012, reporting the results of operations for the Registrant’s fourth quarter and fiscal year ended September 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA TECH, INC.

Date:	November 7, 2012	By:	/S/ DAN L. BATRACK
Dan L. Batrack
Chairman and Chief Executive Officer